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                                                                    EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

     We hereby consent to the incorporation by reference of our report dated January 27, 1999, relating to the financial statements of Community Capital Bancshares, Inc., in the Registration Statement on Form SB-2 and Prospectus, and to the reference to our firm therein under the caption "Experts."


                                        /s/ Mauldin & Jenkins, LLC
                                        ---------------------------------------
                                        MAULDIN & JENKINS, LLC

Albany, Georgia
February 25, 1999